NEWS
RELEASE
Contact:                Richard Miles
President and CEO
Geokinetics Inc.
(713) 850-7600
(713) 850-7330 FAX

FOR IMMEDIATE RELEASE

GEOKINETICS ANNOUNCES EXECUTIVE APPOINTMENTS

 Company Names Lee Parker Executive Vice President – Operations
and Jim White Executive Vice President – Business Development & Technology

HOUSTON, TEXAS, February 27, 2009 (PR Newswire) – Geokinetics Inc. (NYSE Alternext: GOK) announced that Lee Parker has been named to the position of Executive Vice President - Operations, where he will be responsible for managing the Company’s world-wide seismic data acquisition operations. Mr. Parker had previously served as the Company’s Executive Vice President – International.

Jim White, previously the Company’s Executive Vice President – North America, will now serve as Executive Vice President – Business Development & Technology.  In this newly created role, Jim will be responsible for managing all business development, marketing, and technology functions, including the information technology and data processing & interpretation groups.  Both Mr. Parker and Mr. White will continue to report to Richard F. Miles, President and CEO.

Richard Miles said: “In today’s fast changing environment, it is more important than ever to maximize our corporate capabilities.  Appointing Lee and Jim to these new roles will enable Geokinetics to more effectively leverage opportunities across its world-wide seismic data acquisition operations, increasing customer responsiveness, while pursuing related business development opportunities.  These actions continue our program to best position Geokinetics for long-term sustainable growth and success.  As always, our goals are to increase efficiency and profitability, enhance shareholder value and create opportunities for personal growth and improvement and I believe these changes will support these goals.”

About Geokinetics Inc.

Geokinetics Inc., based in Houston, Texas, is a leading global provider of seismic data acquisition and high-value seismic data processing services to the oil and gas industry.  Geokinetics operates in some of the most challenging environments in the world from the Arctic to mountainous jungles to the swamps and surf zones of transition zone environments. More information about Geokinetics is available at www.geokinetics.com.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  All statements, other than statements of historical facts, included in this release that address activities, events or developments that Geokinetics expects, believes or anticipates will or may occur in the future are forward- looking statements.  These statements include but are not limited to statements about the business outlook for the year, backlog and future jobs, business strategy, related financial performance and statements with respect to future benefits.  These statements are based on certain assumptions made by Geokinetics based on management's experience and perception of historical trends, industry conditions, market position, future operations, profitability, liquidity, backlog, capital resources and other factors believed to be appropriate.  Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Geokinetics, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, job delays or cancellations, reductions in oil and gas prices, the continued disruption in worldwide financial markets, impact from severe weather conditions and other important factors that could cause actual results to differ materially from those projected, or backlog not to be completed, as described in the Company's reports filed with the Securities and Exchange Commission. Backlog consists of written orders and estimates of Geokinetics’ services which it believes to be firm, however, in many instances, the contracts are cancelable by customers so Geokinetics may never realize some or all of its backlog, which may lead to lower than expected financial performance.

Although Geokinetics believes that the expectations reflected in such statements are reasonable, it can give no assurance that such expectations will be correct.  All of Geokinetics’ forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  Any forward-looking statement speaks only as of the date on which such statement is made and Geokinetics undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

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GEOKINETICS INC. (NYSE Alternext: GOK)
1500 CityWest Blvd., Suite 800, Houston, Texas  77042  (713) 850-7600  (713) 850-7330 FAX